Exhibit 10.107

MODIFICATION AGREEMENT OF BUILDING LOAN AGREEMENTS,
PROMISSORY NOTES AND
DEEDS OF TRUST AND SECURITY AGREEMENTS

(Building F1-10: $6,952,220.00 Loan)
(Building B1-7: $7,490.250.00 Loan)

This Modification Agreement (“Agreement”) is made and entered into as of the   day of June, 2004 by and between Frisco Square B1-7, F1-10, Ltd., a Texas limited partnership (“Borrower”); and First National Bank of Omaha, a national banking association (“Lender”) (Borrower and Lender are sometimes collectively referred to herein as the “parties”). This Agreement is made with reference to the following facts and objectives:

A.            Borrower and Lender are parties to that certain Building Loan Agreement (the “F1-10 Loan Agreement”), dated as of November 5, 2002, pursuant to which Lender agreed to make available to Borrower a construction loan (the “F1-10 Loan”) represented by that certain Promissory Note (the “F1-10 Note”) made and executed by Borrower and payable to the order of Lender in the principal amount of Six Million Nine Hundred Fifty Two Thousand Two Hundred Twenty and No/100ths Dollars ($6,952,220.00) dated November 5, 2002; and

B.            Borrower, to secure the F1-10 Note, executed a Deed of Trust and Security Agreement (“F1-10 Mortgage”) dated November 5, 2002, encumbering certain property located in Frisco, Texas, as more particularly described as set forth on Exhibit A hereto (the “F1-10 Mortgaged Property”). The F1-10 Mortgage was filled on November 5, 2002 as Clerk’s file No. 2002-0162818 in the Office of the County Clerk of Collin County, Texas; and

C.            To further secure the F1-10 Note, Borrower executed the following documents: 1) an Assignment of Lessor’s Interest in Leases and Rents dated November 5, 2002, which was filed on November 5, 2002 as Clerk’s file No. 2002-0162819 in the Office of the County Clerk of Collin County, Texas; and 2) a UCC-1 Financing Statement which was filed on November 14, 2002 as Filing No. 03-0008086126 in the Office of the Secretary of State of the State of Texas and filed on November 5, 2002 as Clerk’s file No. 2002-0162820 in the Office of the County Clerk of Collin County, Texas; and

D.            Borrower and Lender are parties to that certain Building Loan Agreement (the “B1-7 Loan Agreement”), dated as of November 5, 2002, pursuant to which Lender agreed to make available to Borrower a construction loan (the “B1-7 Loan”) represented by that certain Promissory Note (the “B1-7 Note”) made and executed by Borrower and payable to the order of Lender in the principal amount of Seven Million Four Hundred Ninety Thousand Two Hundred Fifty and No/100ths Dollars ($7,490,250.00) dated November 5, 2002; and

E.             Borrower, to secure the B1-7 Note, executed a Deed of Trust and Security Agreement (the “B1-7 Mortgage”) dated November 5, 2002, encumbering certain property located in Frisco, Texas, as more particularly described as set forth on Exhibit B hereto (the “B1-7 Mortgaged Property”). The B1-7 Mortgage was filed on November 5, 2002 as Clerk’s file No. 2002-0162814 in the Office of the County Clerk of Collin County, Texas; and

F.             To further secure the B1-7 Note, Borrower executed the following documents: 1) an Assignment of Lessor’s Interest in Leases and Rents dated November 5, 2002, which was filed on November 5, 2002 as Clerk’s file No. 2002-0162813 in the Office of the County Clerk of Collin County, Texas; and 2) a UCC-1 Financing Statement which was filed on November 14, 2002 as Filing No. 03-0008086015 in the Office of the Secretary of State of the State of Texas and filed on November 5, 2002 as Clerk’s file No. 2002-0162816 in the Office of the County Clerk of Collin County, Texas; and

G.            The construction costs for the project (the “F1-10 Project”) have exceeded the amount of the F1-10 Loan, Borrower has failed to cure such deficiency and completed space has not leased as projected. As a result of the foregoing, an Event of Default has occurred and is continuing under the F1-10 Loan Agreement, the B1-7 Loan Agreement and the related security documents. Therefore, at the special instance and request of Borrower, Lender has agreed to modify the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage and the related security documents as set forth below;

NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained in this Agreement and for other good and valuable consideration, the parties agree to modify the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage and the related security documents as follows:

1.             Recitals. The recitals set forth above are affirmed and incorporated by this reference.

2.             F1-10 Loan Amount. Subject to the conditions set forth herein, the maximum amount available for borrowing by the Borrower under the F1-10 Loan and the maximum principal amount represented by the F1-10 Note shall be increased to Eight Million Four Hundred Six Thousand and No/100ths Dollars ($8,406,000.00). On or before the date hereof, the Borrower shall execute and deliver to the Lender the Amended and Restated Promissory Note evidencing the F1-10 Loan in the form attached hereto as Exhibit C, and the Amended and Restated Deed to Trust, Security Agreement and Financing Statement securing the F1-10 Loan in the form attached hereto as Exhibit D.

3.             F1-10 Mini-Perm Loan Term and Term Loan Rate. Subject to the conditions set forth herein: A) the Term Loan Maturity Date (as such term is defined in the F1-10 Note) shall be accelerated to the date which shall be the twenty-four month anniversary of the Term Loan Closing Date (as such term is defined in the F1-10 Note), at which time the entire principal balance, if not sooner paid, plus accrued interest shall be due and payable in full; and B) Term Loan Rate (as such term is defined in the F1-10 Note) shall be changed to mean a per annum rate of interest equal to either: (i) the Prime Rate plus three percent (3.00%), which shall change with, and be effective on the date of, each change in the Prime Rate, and which shall never be reduced below seven and one-half percent (7.50%), nor increased over ten percent (10.00%); or (ii) a fixed rate of interest equal to the Federal Home Loan Bank 3-year Advance Rate plus three and one-half percent (3.50%) as of the Term Loan Closing Date, which shall not be less than eight percent (8.00%), nor more than ten percent (10.00%).

4.             B1-7 Loan Amount. The commitment of the Lender to make any advances under the B1-7 Loan on or after the date hereof to the Borrower pursuant to the B1-7 Loan Agreement and the B1-7 Note is hereby terminated. On or before the date hereof, the Borrower shall execute and deliver to the Lender the Amended and Restated Promissory Note evidencing the B1-7 Loan in the form attached hereto as Exhibit E, and the Amended and Restated Deed to Trust, Security Agreement the Financing Statement securing the B1-7 Loan in the form attached hereto as Exhibit F.

5.             B1-7 Note and Interest Rate. The B1-7 Note shall be due and payable upon demand of Lender. The Interest Rate (as such term in defined in the B1-7 Note) shall be changed to mean, until the occurrence of an event of default, when the Interest Rate shall thereafter equal the Default Rate, a per annum rate of interest equal to the Prime Rate plus three percent (3.00%); provided, however, the Interest Rate shall never be reduced below seven and one-half percent (7.50%), nor increased over ten percent (10.00%). The Interest Rate shall change with, and be effective on the date of, each change in the Prime Rate.

6.             Affirmation of Guarantee; Additional Collateral. The increase in the principal amount of the FI-10 Loan and the F1-10 Note is conditioned upon receipt by Lender on or before the date hereof of the following: A) an Amended and Restated Guarantee of Payment and Performance, in the form attached hereto as Exhibit G, duly executed and delivered by Joseph C. McDowell, Jr.; B) a Guarantee of Payment (the “ Related Guarantee”), in the form attached hereto as Exhibit H, duly executed and delivered by Flower Mound Real Estate Center, Ltd., a Texas limited partnership (the “Related Guarantor”); C), a Deed of Trust, Security Agreement and Financing Statement (the “Related Mortgage”), in the form attached hereto as Exhibit I, duly executed and delivered by the Related Guarantor, encumbering certain property located in Flower Mound, Texas, as more particularly described as set forth in the Related Mortgage (the “Related Mortgaged Property”); D) an opinion of counsel to the Borrower and the Related Guarantor in form and substance acceptable to Lender, and F) such other documents and instruments as Lender may reasonably request.

7.             Affirmation of Security; Cross-Collateralization and Cross-Default. The Borrower acknowledges, ratifies and affirms all security for the F1-10 Note and the B1-7 Note previously given by Borrower to Lender in any and all security documents, including but not limited to the F1-10 Mortgage and related security documents and the B1-7 Mortgage and related security documents and the same shall remain in full force and effect as security for the F1-10 Note and as security for the B1-7 Note. In addition, the security given in favor of the Lender by the Related Guarantor under the Related Guarantee and the Related Mortgage shall constitute additional collateral for the F1-10 Note and the B1-7 Note. If an Event of Default is declared under the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage or any of the related security documents, then said Event of Default shall also constitute an Event of Default under the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, the Related Guarantee, the Related Mortgage and any of the related security documents. If an Event of Default is declared in the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage or any of the related security documents, then said Event of Default shall also be an Event of Default under the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the Related Guarantee, the Related Mortgage and the related security documents. If an Event of Default is declared under the Related Guarantee or the Related Mortgage, then such Event of Default shall also constitute an Event of Default under the F1-10 Loan Agreement, the B1-7 Loan Agreement, the F1-10 Note, the B1-7 Note, the F1-10 Mortgage, the B1-7 Mortgage and the related security documents.

8.             Title Insurance. The increase in the principal amount of the F1-10 Loan and the F1-10 Note is conditioned upon receipt by Lender on or before the date hereof of: A) a TLTA mortgagee’s title policy from American Title Company insuring the Amended and Restated F1-10 Mortgage to be a first lien against the F1-10 Mortgaged Property, in a form acceptable to Lender in Lender’s sole and absolute discretion; B) a TLTA mortgagee’s title policy from American Title Company insuring the Amended and Restated B1-7 Mortgage to be a first lien against the B1-7 Mortgaged Property, in a form acceptable to Lender in Lender’s sole and absolute discretion; and C) a TLTA mortgagee’s title policy from American Title Company insuring the Related Mortgage to be a second lien against the Related Mortgaged Property, in a form acceptable to Lender in Lender’s sole and absolute discretion. Each of the foregoing title policies shall include such endorsements required by Lender that are available in Texas, including, without limitation, First Loss Endorsement (T-14), Last Dollar Endorsement (T-15), and Tie-In (Aggregation) Endorsement (T-16). All costs of the foregoing shall be paid by Borrower.

9.             Effect of the Agreement. All the stipulations, provisions, conditions and covenants of the F1-10 Loan Agreement, the F1-10 Note, the B1-7 Loan Agreement, the B1-7 Note, and all agreements and documents made or given by Borrower to secure payment of the F1-10 Note and the B1-7 Note, including but not limited to the F1-10 Mortgage and the B1-7 Mortgage, shall remain in full force and effect, as modified by this Agreement, and nothing contained in this Agreement shall be construed to impair the security or lien of Lender nor affect nor impair any right or powers which Lender may have under the terms of the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, or the Guarantee of Payment and Performance heretofore given by Joseph C. McDowell, Jr. to Lender. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the F1-10 Loan

Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage and the related security documents represent the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the foregoing.

The parties hereto acknowledge and agree that for all purposes hereunder, after giving effect to this Agreement, the F1-10 Loan and the B1-7 Loan relate to and represent one and the same construction loan relating to the F1-10 Project in Frisco, Texas, and that each of the F1-10 Mortgage, the B1-7 Mortgage, the Related Mortgage and all of the related security documents provide security for such loan.

The provisions of this Agreement are hereby declared and shall be considered an integral part of the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, and the B1-7 Mortgage.

10.           Captions. The captions of the various paragraphs of this Agreement are for convenience only and do not necessarily define, limit, describe or construe the contents of the paragraphs.

11.           Amendment Fee; Expenses. Concurrently with the execution of this Agreement and as a condition to Lender’s agreement to increase the principal amount of the F1-10 Loan and F1-10 Note, Borrower shall pay to Lender an amendment fee of $12,978.00.  All costs and expenses incurred by Lender in connection with the transactions contemplated in this Agreement, including, without limitation, title insurance costs, filing fees, recording fees, and attorney’s fees, shall be paid by Borrower.

IN TESTIMONY WHEREOF, the parties have set their hands as of the date first above written.

FRISCO SQUARE B1-7, F1-10, LTD., a Texas limited partnership

By:	FRISCO DEVELOPMENT TWO, LLC., a Texas limited liability company, its general partner

By:	FIVE STAR DEVELOPMENT CO., INC.,
a Texas corporation, its sole member

By:	/s/ Joseph C. McDowell, Jr.
Name:	Joseph C. McDowell, Jr.
Title:	President

FIRST NATIONAL BANK OF OMAHA, a national banking association

By:	/s/ Eric Musgjerd
Name:	Eric Musgjerd
Title:	Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on June 8, 2004, by Roy G. Morris, Power of Attorney for Joseph C. McDowell, Jr., President of Five Star Development Co., Inc., a Texas corporation, sole member of Frisco Square Two, L.L.C., a Texas limited liability company, general partner of Frisco Square B1-7, F1-10, Ltd., as Texas limited partnership, on behalf of said corporation, company and partnership.

Given under my hand and official seal this 8 day of June, 2004.

/s/ Lisa R. Allen
Notary Public

My Commission expires:
LISA R. ALLEN
5/14/2008	[SEAL]	MY COMMISSION EXPIRES
MAY 14, 2008

STATE OF NEBRASKA	)
) ss.
COUNTY OF DOUGLAS	)

The foregoing instrument was acknowledged before me this 8th day of June, 2004, by Eric Musgjerd, Vice President of First National Bank of Omaha, a national banking association, on behalf of the association.

/s/ Jeanie Ferguson
Notary Public

My Commission expires:

GENERAL NOTARY - State of Nebraska
[SEAL]	JEANIE FERGUSON
My Comm. Exp, Oct 30, 2008

EXHIBIT A

F1-10 Mortgaged Property

BEING a tract of land situated in the W. B. WATKINS SURVEY, ABSTRACT 1004, in the City of Frisco, COLLIN County, Texas, said tract being a part of a tract conveyed to Frisco Square, Ltd., as recorded in Volume 4721, Page 2560, COLLIN County Clerk’s No. 2000-0081361, Deed Records COLLIN County, Texas (DRCCT), also being parts of West Main Street (a variable width right of way) as conveyed to the City of Frisco per the Conveyance Plat recorded in Cabinet N, Page 690 of the Map Records of COLLIN County, Texas (MRCCT), and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with “HAT” cap set for corner at the intersection of the North line of said West Main Street with the East line of Frisco Street (a variable width right of way), as recorded in said Conveyance Plat;

THENCE North 06 degrees 36 minutes 16 seconds West, along said East line, for a distance of 23.62 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, continuing along said East line, for a distance of 4.00 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, continuing along said East line, for a distance of 91.13 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, departing said East line, for a distance of 82.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 23.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 51 degrees 36 minutes 16 seconds East, for a distance of 10.61 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 12.20 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.34 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 15.19 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 14.77 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 81.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner on the North line of said West Main St;

THENCE South 83 degrees 23 minutes 44 seconds West, along said North line, for a distance of 31.85 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, parallel to said North line, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St., to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 29.25 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.40 feet, a corner of said West Main St. as shown on said Conveyance Plat, and continuing along the North line of said

West Main St., for a total distance of 19.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.40 feet a corner of said West Main St., and continuing along the North line of said West Main St., for a total distance of 67.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.58 feet a corner of said West Main St., and continuing along the North line of said West Main St., for a total distance of 23.08 feet to the POINT OF BEGINNING and CONTAINING 0.4245 acres (18,493 square feet) of land.

EXHIBIT B

B1-7 Mortgaged Property

BEING a tract of land situated in the W.B. WATKINS SURVEY, ABSTRACT 1004, in the City of Frisco, COLLIN County, Texas; said tract being a part of a tract conveyed to Frisco Square, Ltd., as recorded in Volume 4721, Page 2560, COLLIN County Clerk’s No. 2000-0081361, Deed Records, COLLIN County, Texas (DRCCT), also being parts of West Main Street (a variable width right of way) as conveyed to the City of Frisco per the Conveyance Plat recorded in Cabinet N, Page 690 of the Map Records of COLLIN County, Texas (MRCCT), and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with “HAT” cap set for corner at the intersection of the North line of said West Main Street with the West line of Frisco Street (a variable width right of way), as recorded in said Conveyance Plat;

THENCE South 83 degrees 23 minutes 44 seconds West, along the North line of said West Main Street, passing at 21.50 feet a corner of said West Main St. as shown on said Conveyance Plat, and continuing for a total distance of 23.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet, returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, passing at 65.93 feet a corner of said West Main St., for a total distance of 67.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, passing at 17.93 feet a corner of said West Main St., for a total distance of 19.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 29.25 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, parallel to said North line, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 31.85 feet to 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, departing said North line, for a distance of 81.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 14.77 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 15.19 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.34 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 12.20 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 38 degrees 23 minutes 44 seconds East, for a distance of 10.61 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 23.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 82.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner on the West line of said Frisco Street;

THENCE South 06 degrees 36 minutes 16 seconds East, along said West line, for a distance of 91.13 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, continuing along said West line, for a distance of 4.00 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, continuing along said West line, for a distance of 23.62 feet to the POINT OF BEGINNING and CONTAINING 0.4245 acres (18,493 square feet) of land.